                                                                  Exhibit (a)(4)

                                RSA SECURITY INC.

                          NOTICE OF CHANGE IN ELECTION

Pursuant to the Offer to Exchange Outstanding Stock Options Held by Employees of
                   RSA Security Inc., dated November 15, 2001
                            (the "Offer to Exchange")



To:      RSA Security Inc.
Attn:    Michele Linehan

         I previously received a copy of the Offer to Exchange and the materials accompanying such Offer to Exchange. I completed, signed and returned the election form. I now wish to change that election.

Put an "X" in ONE of the following boxes:

CHANGE FROM PARTICIPATING TO NOT PARTICIPATING IN THE OFFER TO EXCHANGE:

         I understand that in order to withdraw my election to participate in the Offer to Exchange, I must sign and deliver this notice to Michele Linehan in Human Resources at RSA Security Inc. BEFORE 9:00 A.M., EASTERN STANDARD TIME, ON DECEMBER 17, 2001 or, if RSA extends the deadline to exchange options, then before the extended expiration of the offer, and put an "X" in the following box:

[  ]      I do not wish to offer for exchange the following eligible options
          (list all options that you no longer wish to exchange. If all, write "all").

          -----------------------    ---------------------    -------------------------    --------------------------
          OPTION NUMBER              GRANT DATE OF            NUMBER OF SELECTED           EXERCISE PRICE OF
                                     SELECTED OPTION          OPTION SHARES                SELECTED OPTION
          -----------------------    ---------------------    -------------------------    --------------------------
          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          -----------------------    ---------------------    -------------------------    --------------------------

          By not participating in the offer to exchange options, I understand that I will not receive any new options and I will keep the options listed on my election form.

CHANGE FROM NOT PARTICIPATING TO PARTICIPATING IN THE OFFER TO EXCHANGE:

         I understand that in order to withdraw my election not to participate in the Offer to Exchange and to make the offer, I must sign and deliver this notice and a new election form to Michele Linehan in Human Resources at RSA Security Inc. BEFORE 9:00 A.M., EASTERN STANDARD TIME, ON DECEMBER 17, 2001 or, if RSA extends the deadline to exchange options, then before the extended expiration of the offer, and put an "X" in the following box:

         [ ] I wish to offer for exchange the eligible options that I have indicated on the new election form, which I am attaching to this form.

                           I understand that I must complete a new election form and timely return it to Michele Linehan in Human Resources in order to withdraw my rejection of the Offer to Exchange.



Date:  ___________, 2001             ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Name (please print)

                                     ___________________________________________
                                     Social Security No. or Tax ID No.

                                     ___________________________________________
                                     Telephone No. during Working Hours